YOUR JOURNEY

BEGINS HERE®

LCI INDUSTRIES

lippertcomponents.com

passionate about

winning

team play with trust

honesty • integrity • candor

caring about

people

positive attitude

LCI INDUSTRIES



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› Forward-Looking Statements

- This presentation contains certain "forward-looking statements" with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

- Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs production facilities and labor, employee benefits, employee retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or products recalls, interest rates, oil and gasoline prices, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2016, and in the Company's subsequent filings with the Securities and Exchange Commission. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

LCI INDUSTRIES

Management Team



JASON LIPPERT, CEO
20+ years with LCI Industries



SCOTT MERENESS, PRESIDENT
20+ years with LCI Industries



BRIAN HALL, CFO

- **Average tenure of LCI's members of senior management is 14+ years with the company**

› Financial Performance



Net Sales
OEM net sales(1)
Aftermarket net sales(1)
EBITDA(2)
EBITDA
Net Sales and EBITDA (in millions)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$300
$250
$200
$150
$100
$50
$0
$573
$542
$31
$681
$651
$30
$901
$866
$35
$1,016
$977
$39
$1,191
$1,127
$64
$1,403
$1,300
$103
$1,679
$1,548
$131
2010
2011
2012
2013
2014
2015
2016

(1) Prior to Q2 2016 the Company had two reportable segments, Recreational Vehicles (RV) and Manufactured Housing (MH). During Q2 2016 the Company changed to OEM and Aftermarket segments to reflect its strategic focus to achieve growth in those segments.

(2) EBITDA is net income plus income taxes, interest expense, depreciation and amortization (see supplemental schedule)

LCI INDUSTRIES

Sales by Market

($ in millions)	2010	2011	2012	2013	2014	2015	2016
OEM Towable	$427	$503	$660	$725	$836	$932	$1,082
Year over year growth		18%	31%	10%	15%	11%	16%
OEM Motorhome	17	16	30	48	70	87	116
Year over year growth		-4%	86%	59%	47%	23%	34%
OEM Adjacent Industries	96	129	171	197	208	268	322
Year over year growth		34%	32%	15%	6%	29%	20%
Aftermarket	31	30	35	39	64	103	131
Year over year growth		-3%	18%	11%	63%	62%	27%
International	2	3	5	7	11	14	28
Year over year growth		50%	67%	40%	57%	27%	100%
Total	$573	$681	$901	$1,016	$1,191	$1,403	$1,679
Year over year growth		19%	32%	13%	17%	18%	20%

- Prior periods have been recast to conform to the Company's new reportable segments.

LCI INDUSTRIES

Non-OEM Towable RV Net Sales


CAGR
$700
$600
$500
$400
$300
$200
$100
$0
($ in millions)
$597
27%
$28
$116
38%
$131
27%
$322
22%
$146
$17
$31
$96
2010
2016
OEM Adjacent Industries
Aftermarket
OEM RV Motorhome
International

Sales for the year ended December 31, 2010 compared to the year ended December 31, 2016. Both periods exclude the Company's net sales of components for OEM Towables, which made up 75% and 64% of consolidated net sales, respectively.

LCI INDUSTRIES

Consolidated Sales Growth

Sales for the twelve months ended December 31 for each year unless noted



($ in millions)
$1,715
$1,615
$1,515
$1,415
$1,315
$1,215
$1,115
$1,015
2013
2014
2015
2016
(d)
Acquisitions ($171M, 26%) (a)
Organic ($182M, 37%) (b)
Industry ($311M, 47%) (c)

a) Sales for acquisitions represent the trailing twelve month sales at the date of acquisition. Any post-acquisition change is included in organic or industry accordingly.
b) Organic growth consists primarily of gains in market share, price increases and new product sales.
c) Industry growth represents the increase in industry-wide RV wholesale shipments.
d) Proforma impact of acquisitions completed in 2016, assuming each of these had been completed at the beginning of the year ended December 31, 2016.

LCI INDUSTRIES

OEM and Aftermarket Industries

LCI INDUSTRIES

RVs - Industry Wholesale Shipments

(Compared to LCI's Performance)



Industry Units
Approximately 71% of LCI's OEM Segment net sales are for Travel Trailer and 5th Wheel RVs
OEM RV Net Sales
(Industry units in thousands, net sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
LCI OEM RV Segment Net Sales
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 P
257 311 321 370 384 391 353 237 166 242 252 286 321 357 374 431 438
$108 $171 $220 $348 $448 $509 $492 $368 $313 $445 $520 $692 $776 $912 $1,025 $1,216

- Projections for 2017 are the latest published by the RVIA (Winter 2016).
- OEM RV Segment Net Sales for 2009 and prior include an estimated four percent of aftermarket sales.

LCI INDUSTRIES

› RV Wholesale Shipments


RV Shipments
Thousands of Units
500
450
400
350
300
250
200
150
100
50
-
1990
1995
2000
2005
2010
2015


RV Shipments vs Federal Interest Rate
Thousands of Units
500
450
400
350
300
250
200
150
100
50
-
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
1990
1995
2000
2005
2010
2015


RV Shipments Annual Change
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
1990
1995
2000
2005
2010
2015


RV Shipments vs Consumer Confidence
Thousands of Units
500
450
400
350
300
250
200
150
100
50
-
150
125
100
75
50
25
0
1990
1995
2000
2005
2010
2015

Charts updated through December 2016.


FURRION ELECTRONICS
FURNITURE
FURRION APPLIANCES
SHOWERS & SINKS
AWNINGS
MATTRESSES
ELECTRONICS
WINDOWS
DOORS
SLIDE-OUT MECHANISMS
AXLES
STEPS
CHASSIS
BAGGAGE DOORS
LEVELING
SUSPENSION ENHANCEMENTS

Disciplines

Fabric and Woodworking



Electronics and Plastic Forming



Steel and Aluminum Fabrication



Lamination and Glass Fabrication



Steel and Aluminum Welding



Motion-Systems



LCI INDUSTRIES

RV Market

Towable RVs

(Approximately 71% of LCI's OEM Segment net sales)



87% of industry 2016 unit sales

59% of estimated 2016 wholesale dollar sales, or $10.9 billion
Retail cost $4,000 to $100,000+ per unit. Average about $30,000

Motorhomes

(Approximately 7% of LCI's OEM Segment net sales)



13% of industry 2016 unit sales

41% of estimated 2016 wholesale dollar sales, or $7.6 billion
Retail cost $41,000 to $400,000+ per unit. Average about $140,000

LCI INDUSTRIES

Camping Industry

Statistics provided by Kampgrounds of America ("KOA") in 2016.



44%
Active Campers
46.6 million*



59%
Tent Campers
27.5 million



22%
RV Campers
10.3 million



18%
Cabin Campers
8.4 million

60%
Camp Every Year
28.6 million

10%
Camp Every Other Year
4.8 million

30%
Camp Occasionally
14.0 million

LCI INDUSTRIES

* Estimates based on 106 million households. All other (1%) 0.5 million.

Why We are Optimistic







More economical family vacations

- Typical RV family vacation is 23 to 59 percent less expensive for a family of four

Positive demographics

- The number of consumers between the ages of 55 and 70 is projected to total 56 million by 2020
- Generation X and Millennials are a source of industry growth mainly in the entry-level market

Shift toward more RV-related activities

- College and NFL football games
- NASCAR events
- More active, shorter, "greener", & family oriented vacations

LCI INDUSTRIES

› RV Industry Trends



Units
Travel Trailer and 5th Wheel RVs, LCI's primary RV market
Wholesale
Retail
(Units in thousands)
400
350
300
250
200
150
100
50
0
262
279
185
226
138
164
199
186
213
206
243
223
268
251
299
277
314
317
363
350
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Estimated Dealer Inventory Change	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
	(17)	(41)	(26)	13	7	20	17	22	(3)	13

- Cumulative dealer inventory change from 2006 to 2016 is estimated to be a net increase of 5, which indicates dealer inventories recently reached pre-recession levels. Industry wholesale production data for travel trailer and fifth-wheel RVs provided by the Recreation Vehicle Industry Association. Industry retail sales data provided by Statistical Surveys, Inc.

LCI INDUSTRIES

Number of U.S. Households that Own an RV
(in Millions)


10
9
8
7
6
5
4
1980
1984
1988
1993
1997
2001
2005
2011

Statistics provided by RV Consumer Demographic Profile – 2011.

Demographics

(RV Consumer Demographic Profile – 2011)

	2005	2011
Number of U.S. households that own an RV	7.9 million	8.9 million
Household ownership rates of RVs	8.0 %	8.5 %
Average age of all RVs	12.7 years	14.2 years
Average time consumers have owned their current RV	6.6 years	8.4 years
Age of typical RV owner	49 years	48 years
Average income of RV owner	$78,000	$75,000

Seven-in-ten RV owners plan to purchase another RV to replace their current unit, with 37% of these expecting to purchase a new RV. Current owners intending to purchase either a new or used RV plan to purchase in about five years on average.

What's Next…

- International RV
- Innovation/R&D
- Aftermarket
- OEM Adjacent Markets
- Acquisitions
- Additional Addressable Market

LCI INDUSTRIES

International RV Markets

- Europe is second to U.S. in unit production
- Acquired Project 2000 in 2016 – European footprint expanding bed-lifts
- Acquired Sessa Klein in 2017 - Train windows providing entry-point for caravan windows



Research and Development

Focus on innovation

- Invested over $9 million in 2016
- Development, engineering, product testing
- We have inventors on staff
- Patent protected technology
- Pushing product development collaboratively with our customers
- We are an integral part of our customers' R&D team



LCI INDUSTRIES

Aftermarket Opportunity

- LCI sells more than $1 billion in RV OEM components annually
- Established a strong service department on the supply side
- Dealers rely on us as a key technical resource for them to provide a higher level of satisfaction to customers
- Used RV market is nearly double the size of the new RV market each year
- Higher margins



LCI INDUSTRIES

› OEM Specialty Vehicle / Adjacent Markets

Marine



Bus



Heavy Truck



Fleet



Cargo



LCI INDUSTRIES

New Products & Acquisitions

2013

- **Acquire Midstates:** Adding Tool & Die and automation capabilities

2014

- **Acquire Fortress:** Expanding specialized RV chassis
- **Acquire Innovative Design Solutions:** Electronic control systems
- **Acquire Star Design:** Expanding plastic thermoforming
- **Acquire Power Gear:** Motion solutions for the RV industry
- **Acquire Duncan Systems:** Aftermarket windshield and window
- **Acquire EA Technologies:** Metal fabrication and coating technologies

2015

- **Acquire Spectal:** Expanding windows for buses and specialty vehicles
- **Furrion Supply Agreement:** Exclusive distribution rights of Furrion products
- **Acquire Signature Seating:** Adding furniture for pontoon boats

2016

- **Acquire Highwater Marine Furniture:** Expanding furniture for pontoon boats
- **Acquire Flair Furniture:** Expanding furniture for RVs
- **Acquire Project 2000:** Europe footprint, expanding bed-lifts
- **Acquire Atwood Seating and Chassis:** Expanding furniture and chassis components
- **Acquire Camping Connection:** Add regional RV service centers

2017

- **Acquire Sessa Klein:** Italian manufacturer of rolling stock train windows

LCI INDUSTRIES

› 2015 – 2017 Acquisitions[1]

($ in millions)	Purchase Price	Historical Sales	Description
EA Technologies	$ 9.2	$ 17	Custom steel and aluminum parts and provider of electro-deposition ('e-coat') and power coating services
Spectal[2]	22.3	25	Manufacturer of bus windows and doors
Signature Seating[2]	16.0	16	Manufacturer of furniture solutions for fresh water boat manufacturers, primarily pontoon boats
Highwater Furniture	10.0	20	Pontoon furniture manufacturing operation of Highwater Marine, part of the largest manufacturer of pontoon boats in the U.S.
Flair Interiors	8.1	25	Manufacturer of RV furniture and mattresses
Project 2000[2]	18.8	14	Italian manufacturer of bed lifts and retractable steps, establishing European footprint
Atwood Seating & Chassis	12.5	30	RV seating and chassis component operation of Atwood Mobile Product, a subsidiary of Dometic Group
SessaKlein[2]	8.5	11	Italian manufacturer of rolling stock train windows
Total	$ 105.4	$158	

LCI INDUSTRIES

(1) In July 2015 the Company entered into the Furrion distribution and supply agreement which added approximately $40 million in net sales for the year ended December 31, 2016.
(2) Plus contingent consideration payable based on future sales.

Acquisition Discipline and History

- Have made nearly 40 acquisitions over the past 16 years
- We are experienced at successfully integrating acquisitions
- Acquisitions have come in the form of intellectual property, small start ups and larger businesses
- 7 out of last 12 acquisitions have had substantial revenue outside our core RV business
- We get great people – competitive advantage of making many acquisitions

LCI INDUSTRIES

› Expanding Our Growth Potential[(1)]



Doors, Windows, Mattresses, Furniture and Awnings
Travel Trailer Leveling
Electronics
Chassis and Axles
Axles
Doors, Windows, Mattresses and Furniture
Marine Furniture
International
Aftermarket
Furrion(2)
825
440
280
130
100
400
180
100
1,100
440
$4.0B
RV Content $1,775
Adjacent $680

(1) Amounts (in millions) represent Management's estimate of the size of the addressable market, excluding the Company's current net sales to those markets.

(2) Furrion includes products to be released during 2017.

LCI INDUSTRIES

› Content Per New Towable RV

- Approximately 71% of OEM Segment net sales are for Travel Trailer and Fifth-Wheel OEMs
- 100% market share in existing products would yield an estimated $7,400 per Towable RV, 41% penetration
- In 2016, Travel Trailer unit volume is up 14% y/y due in part to an increase of entry-level units
- Growth in RV "features" drives content increases



2001-2016 average content increase = $157 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,148
$2,337
$2,690
$2,713
$2,816
$2,987
$3,022
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

LCI INDUSTRIES

At industry production levels for the 12 months ended December 2016, each $100 increase in content adds approximately $36 million in sales for LCI.

› Content Per New Motorhome RV

- Approximately 7% of OEM Segment net sales are for Motorhome OEMs
- 100% market share in existing products would yield an estimated $6,000 per Motorhome RV, 34% penetration



2004-2016 average content increase = $165 per year
$31
$199
$336
$469
$658
$848
$669
$705
$1,227
$1,272
$1,602
$1,810
$2,011
$330 Increase
$208 Increase
$201 Increase
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

LCI INDUSTRIES

At industry production levels for the 12 months ended December 2016, each $100 increase in content adds approximately $5 million in sales for LCI.

Supplemental Schedules

LCI INDUSTRIES

Operating Results

Three Months Ended December 31

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2016	2015[(1)]	Change
Net Sales	$ 402.9	$ 334.2	21%
Operating Profit	$ 40.6	$ 23.6	72%
% of Sales	10.1%	7.1%	
Net Income	$ 26.3	$ 16.1	63%
Diluted EPS	$ 1.05	$ 0.65	62%

(1) Includes severance costs of $2.5 million for the three months ended December 31, 2015.

LCI INDUSTRIES

Operating Results

Years Ended December 31

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2016	2015(1)	Change
Net Sales	$ 1,678.9	$ 1,403.1	20%
Operating Profit	$ 200.9	$ 116.3	73%
% of Sales	12.0%	8.3%	
Net Income	$ 129.7	$ 74.3	74%
Diluted EPS	$ 5.20	$ 3.02	72%

(1) Includes severance costs of $3.7 million for the year ended December 31, 2015.

LCI INDUSTRIES

Results By Segment

Three Months Ended December 31

FINANCIAL PERFORMANCE

($ in millions)	2016	2015	Change
Net Sales:			
OEM Segment	$ 372.6	$ 308.1	21%
Aftermarket Segment	30.3	26.1	16%
Operating Profit:			
OEM Segment	36.8	22.3	65%
Aftermarket Segment	3.8	3.8	1%
Operating Profit as a Percentage of Net Sales:			
OEM Segment	9.9%	7.2%	
Aftermarket Segment	12.6%	14.5%	

LCI INDUSTRIES

› Results By Segment

Years Ended December 31

FINANCIAL PERFORMANCE

($ in millions)	**2016**	**2015**	**Change**
Net Sales:			
OEM Segment	$1,548.1	$ 1,300.1	19%
Aftermarket Segment	130.8	103.0	27%
Operating Profit:			
OEM Segment	180.9	105.2	72%
Aftermarket Segment	20.0	14.7	36%
Operating Profit as a Percentage of Net Sales:			
OEM Segment	11.7%	8.1%	
Aftermarket Segment	15.3%	14.3%	

LCI INDUSTRIES

› Debt Position

($ in millions)	Debt	Cash and Investments	Net Cash (Debt)	Cash Utilized for Acquisitions During the Period
12/31/11	$ -	$ 7	$ 7	$ 50
12/31/12	-	10(1)	10(1)	1
12/31/13	-	66	66	5
12/31/14	16	-	(16)(2)	107
12/31/15	50	12	(38)(3)	41
12/31/16	50	86	36(4)	49

(1) On December 20, 2012, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $45 million.

(2) On January 6, 2014, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $47 million.

(3) On April 10, 2015, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $48 million.

(4) On June 17, April 15 and September 2, 2016, the Company paid dividends of $0.30 per share of the Company's Common Stock, or an aggregate of $22 million in total. On December 9, 2016, the Company paid a quarterly dividend of $0.50 per share, or an aggregate of $12.4 million.

LCI INDUSTRIES

Cash Flow

($ in millions)

FINANCIAL PERFORMANCE

Significant use of cash items since December 31, 2009	
Acquisitions (24)[1]	$ 309
Capital expenditures	215
Dividends	207
Stock repurchases	2
Total	**$ 733**

(1) Includes 2017 YTD acquisitions totaling $8.5 million, which includes Sessa Klein S.p.A. acquired in February 2017.

LCI INDUSTRIES

Cash Flow

FINANCIAL PERFORMANCE



Dividends
Capital Expenditures
Acquisitions
Operating Cash Flow
$160
$140
$120
$100
$80
$60
$40
$20
$-
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$5
$63
$65
$22
$10
$33
$42
$74
$50
$24
$37
$78
$1
$32
$45
$73
$85
$5
$33
$47
$83
$149
$107
$42
$107
$118
$41
$29
$48
$95
$128
$49
$45
$34
$203
2009
2010
2011
2012
2013 (1)
2014
2015
2016

Operating cash flow from 2009 to present ($ in millions)

(1) Cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.

LCI INDUSTRIES

› Balance Sheets

FINANCIAL PERFORMANCE

($ in millions)	12/31/11	12/31/12	12/31/13	12/31/14	12/31/15	12/31/16
Total Assets	$ 351	$ 374	$ 453	$ 544	$ 623	$ 787
Total Debt	-	-	-	16	50	50
Cash & Investments	7	10	66	-	12	86
Stockholders' Equity	277	284[3]	314[4]	395	439[5]	550[6]
Days Sales in A/R[1]	17 days	14 days	16 days	15 days	14 days	16 days
Inventory Turns[2]	6.2 turns	7.8 turns	7.9 turns	8.2 turns	6.9 turns	7.5 turns

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period. December 31 is the seasonal low point.
(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.
(3) After cash dividend of $2.00 per share, or $45 million, paid in December 2012.
(4) After cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.
(5) After cash dividend of $2.00 per share, or $48 million, declared in March of 2015 and paid in April 2015.
(6) After cash dividends of $0.30 per share, paid in April, June and September 2016, totaling $22 million and cash dividends of $0.50 per share, paid in December 2016, totaling $12 million.

LCI INDUSTRIES

› Financial Strength

FINANCIAL PERFORMANCE

(12 months ended)	12/31/11	12/31/12	12/31/13	12/31/14	12/31/15	12/31/16
Return on Equity	11%	13%	16%	17%	18%	26%
Return on Assets	9%	10%	12%	12%	12%	18%
Return on Invested Capital(1)	20%	22%	28%	26%	25%	41%
Total Debt to Equity	0.00	0.00	0.00	0.04	0.11	0.09
Total Debt to EBITDA(2)	0.00	0.00	0.00	0.12	0.32	0.22

LCI INDUSTRIES

(1) ROIC is operating profit over average invested capital (total stockholders equity + indebtedness) – (cash, cash equivalents and short-term investments).
(2) EBITDA is net income plus income taxes, interest expense, depreciation and amortization (see supplemental schedule)

› Reconciliation of Net Income to EBITDA

($ in millions)	2011	2012	2013	2014	2015	2016
Net Income	$ 30.1	$ 37.3	$ 50.1	$ 62.3	$ 74.3	$ 129.7
Income Taxes	18.2	20.5	27.8	32.8	40.0	69.5
Interest Expense	0.3	0.3	0.4	0.4	1.9	1.7
Depreciation & Amortization	20.5	25.7	27.5	32.6	41.6	46.2
EBITDA	69.1	83.8	105.8	128.1	157.8	247.0
Capital Expenditures	24.3	32.0	32.6	42.5	29.0	44.7

LCI INDUSTRIES

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)	2011	2012	2013	2014	2015	2016
Segment Net Sales:						
OEM	$ 651.4	$ 865.9	$ 976.5	$ 1,127.0	$ 1,300.1	$ 1,548.1
Aftermarket	29.7	35.2	39.1	63.8	103.0	130.8
Total Net Sales	$ 681.2	$ 901.1	$ 1,015.6	$ 1,190.8	$ 1,403.1	$ 1,678.9
Segment Operating Profit:						
OEM	$ 47.2	$ 56.1	$ 74.6	$ 88.7	$ 105.2	$ 180.9
Aftermarket	1.3	3.5	5.5	8.7	14.8	20.0
Total Segment Operating Profit	48.5	59.6	80.2	97.4	120.0	200.9
Severance	-	-	-	-	(3.7)	-
Sale of extrusion assets	-	-	-	(1.9)	-	-
Executive Succession	-	(1.5)	(1.9)	-	-	-
Total Operating Profit	$ 48.5	$ 58.1	$ 78.3	$ 95.5	$ 116.3	$ 200.9

LCI INDUSTRIES

› Stock Price History

- LCI Industries has 24.8 million shares outstanding and a market capitalization of approximately $2.7 billion as of February 28, 2017



$120
$100
$80
$60
$40
$20
$0
$5
$8
$14
$18
$28
$26
$27
$12
$21
$23
$25
$32
$51
$51
$61
$108
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

LCI INDUSTRIES

- Dates noted above are as of December 31, unless noted.
- Stock prices above are not adjusted for dividends.

Analyst Coverage

- **Citi Research**
  - Gregory Badishkanian – (212) 816-2720
- **CJS Securities**
  - Dan Moore – (914) 287-7600
- **CL King & Associates**
  - Scott Stember – (212) 364-1806
- **Sidoti & Company**
  - Stephen O'Hara – (212) 894-3329
- **Thompson Research Group**
  - Kathryn Thompson – (615) 891-6206

LCI Industries
Industry Statistics Summary
TOWABLE RECREATIONAL VEHICLES (RV)

TOWABLES (1)	Wholesale Units (3)					Retail Units (4)(5)					Dealer Inventory Impact		
	Month		YTD		LTM	Month		YTD		LTM	Month	YTD	LTM
Dec-15	23,300	3%	314,400	5%	314,400	11,901	17%	317,115	14%	317,115	11,399	(2,715)	(2,715)
Jan-16	**26,200**	**10%**	**26,200**	**10%**	**316,800**	**13,411**	**8%**	**13,411**	**8%**	**318,080**	**12,789**	**12,789**	**(1,280)**
Feb-16	30,100	11%	56,300	11%	319,900	18,303	16%	31,714	12%	320,584	11,797	24,586	(684)
Mar-16	34,500	11%	90,800	11%	323,400	31,147	17%	62,861	14%	325,058	3,353	27,939	(1,658)
Apr-16	33,700	4%	124,500	9%	324,600	37,778	9%	100,639	12%	328,142	(4,078)	23,861	(3,542)
May-16	31,700	14%	156,200	10%	328,400	41,818	8%	142,457	11%	331,138	(10,118)	13,743	(2,738)
Jun-16	33,800	19%	190,000	11%	333,700	42,984	9%	185,441	11%	334,831	(9,184)	4,559	(1,131)
Jul-16	24,000	4%	214,000	10%	334,700	40,463	8%	225,904	10%	337,871	(16,463)	(11,904)	(3,171)
Aug-16	30,200	34%	244,200	13%	342,400	37,174	10%	263,078	10%	341,342	(6,974)	(18,878)	1,058
Sep-16	28,200	22%	272,400	14%	347,400	30,741	8%	293,819	10%	343,700	(2,541)	(21,419)	3,700
Oct-16	32,800	15%	305,200	14%	351,700	26,095	13%	319,914	10%	346,791	6,705	(14,714)	4,909
Nov-16	29,600	28%	334,800	15%	358,100	18,013	20%	337,927	11%	349,828	11,587	(3,127)	8,272
Dec-16	27,900	20%	362,700	15%	362,700	13,720	15%	351,647	11%	351,647	14,180	11,053	11,053
Jan-17	**28,100**	**7%**	**28,100**	**7%**	**364,600**	**14,261**	**6%**	**14,261**	**6%**	**352,497**	**13,839**	**24,892**	**12,103**
Cumulative '07 - '16													3,010
2016			362,700	15%				351,647	11%				11,053
2015			314,400	5%				317,115	14%				(2,715)
2014			298,900	12%				277,345	11%				21,555
2013			268,000	10%				250,785	13%				17,215
2012			242,900	14%				222,777	8%				20,123
2011			212,900	7%				205,961	11%				6,939
2010			199,200	44%				186,010	13%				13,190
2009			138,300	-25%				164,254	-27%				(25,954)
2008			185,100	-29%				226,387	-19%				(41,287)
2007			261,700	-10%				278,809	4%				(17,109)

(1) Towables include Travel Trailers and Fifth-Wheels, which are the company's primary market. Does not include folding campers and truck campers.
(3) Wholesale published by the Recreational Vehicle Industry Association (RVIA).
(4) Retail provided by Statistical Surveys, Inc. Amounts typically revised in subsequent months as states complete reporting of registrations.
(5) Retail data does not include Quebec towable data for years prior to 2011 due to the inavailability of the data per Statistical Surveys, Inc. Retail data for Quebec towables is reflected in the retail statistics beginning in January 2011.

LCI INDUSTRIES

LCI Industries
Industry Statistics Summary
MOTORIZED RECREATIONAL VEHICLES (RV)

MOTORIZED [2]	Wholesale Units [3]					Retail Units [4]					Dealer Inventory Impact		
	Month		YTD		LTM	Month		YTD		LTM	Month	YTD	LTM
Dec-15	3,800	31%	47,300	8%	47,300	2,207	20%	42,020	15%	42,020	1,593	5,280	5,280
Jan-16	**4,300**	**16%**	**4,300**	**16%**	**47,900**	**2,436**	**14%**	**2,436**	**14%**	**42,318**	**1,864**	**1,864**	**5,582**
Feb-16	4,800	17%	9,100	17%	48,600	2,854	10%	5,290	12%	42,581	1,946	3,810	6,019
Mar-16	4,900	20%	14,000	18%	49,400	4,265	11%	9,555	11%	42,988	635	4,445	6,412
Apr-16	5,100	13%	19,100	16%	50,000	4,996	6%	14,551	10%	43,288	104	4,549	6,712
May-16	4,800	9%	23,900	15%	50,400	4,934	11%	19,485	10%	43,757	(134)	4,415	6,643
Jun-16	4,900	26%	28,800	17%	51,400	4,816	8%	24,301	9%	44,112	84	4,499	7,288
Jul-16	3,500	9%	32,300	16%	51,700	4,598	10%	28,899	9%	44,521	(1,098)	3,401	7,179
Aug-16	4,800	23%	37,100	17%	52,600	4,377	16%	33,276	10%	45,119	423	3,824	7,481
Sep-16	4,500	10%	41,600	16%	53,000	4,255	19%	37,531	11%	45,786	245	4,069	7,214
Oct-16	4,700	12%	46,300	15%	53,500	3,879	17%	41,410	12%	46,339	821	4,890	7,161
Nov-16	4,300	26%	50,600	16%	54,400	2,980	9%	44,390	11%	46,597	1,320	6,210	7,803
Dec-16	4,200	11%	54,800	16%	54,800	2,373	8%	46,763	11%	46,763	1,827	8,037	8,037
Jan-17	**4,900**	**14%**	**4,900**	**14%**	**55,400**	**2,419**	**-1%**	**2,419**	**-1%**	**46,746**	**2,481**	**10,518**	**8,654**
Cumulative '07 - '16													29,653
2016			54,800	16%				46,763	11%				8,037
2015			47,300	8%				42,020	15%				5,280
2014			43,900	15%				36,477	16%				7,423
2013			38,300	36%				31,519	31%				6,781
2012			28,200	14%				23,979	6%				4,221
2011			24,800	-2%				22,525	1%				2,275
2010			25,200	91%				22,389	8%				2,811
2009			13,200	-53%				20,801	-35%				(7,601)
2008			28,300	-49%				32,239	-37%				(3,939)
2007			55,400	-1%				51,035	-4%				4,365

(2) Motorized includes Class A and Class C motorhomes. Does not include Class B.

(3) Wholesale published by the Recreational Vehicle Industry Association (RVIA).

(4) Retail provided by Statistical Surveys, Inc. Amounts typically revised in subsequent months as states complete reporting of registrations.

LCI INDUSTRIES


Market Shift
Share of new light-vehicle buyers by age
50%
40
30
20
10
0
Birth years
1946-1964
1977-1994
1965-1976
Before 1945
1995-2014
2010
'11
'12
'13
'14
'15*
*Through Nov.
Source: J.D. Power
THE WALL STREET JOURNAL.

LCI INDUSTRIES